RMB Dividend Growth Fund	Class I	RMBDX
	Investor Class	Not Available
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-462-2392, sending an e-mail request to rmbfunds@rmbcap.com, or by enrolling at http://rmbfunds.com/literature-and-forms/.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-462-2392 or send an email request rmbfunds@rmbcap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus, reports to shareholders and statement of additional information (“SAI”, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You will find the Fund’s prospectus and SAI online at www.rmbfunds.com/literature-and-forms/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

Investment Objective.
The RMB Dividend Growth Fund (“the Fund”) seeks long term capital appreciation. Income is generally of less importance, meaning that it is a secondary goal.
Fees and Expenses of the Fund.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class I
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(1)	0.55%	0.55%
Total Annual Fund Operating Expenses(2)	1.45%	1.20%
Fee Waiver and/or Expense Reimbursement(3)	-0.39%	-0.39%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	1.06%	0.81%

RMB Dividend Growth Fund | Summary Prospectus 2

(1)
The Fund is newly formed and commenced operations following the completion of the reorganization of the IronBridge Large Cap Fund (the “Predecessor Fund”), a series of IronBridge Funds, Inc., into the Fund, which occurred on June 21, 2019 (the “Reorganization”). Other Expenses are estimated based on fees and expenses incurred by the Predecessor Fund, adjusted for anticipated changes in certain expenses applicable to other funds within the RMB fund complex.

(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Funds and does not include acquired fund fees and expenses (“AFFE”). AFFE is estimated for the current fiscal year based on AFFE for the Predecessor Fund. AFFE is estimated to be less than 0.01%.

(3)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 0.80% and 1.05% of the average net assets of the Fund’s Class I and Investor Class, respectively. The expense limitation agreement will remain in effect for one year after commencement of operations and cannot be terminated prior thereto without the approval of the Board of Trustees of RMB Investors Trust (the “Trust”). To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the limitation, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed (except that amounts waived or assumed with respect to the Predecessor Fund are not eligible for repayment after completion of the Reorganization), provided that the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.

Expense Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense cap for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Investor Class	$108	$420	$755	$1,702
Class I	$83	$342	$622	$1,420

Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended June 30, 2018, the Predecessor Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies.
The Fund seeks to achieve its investment objective by investing in equity securities of companies primarily with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $10 billion at the time of purchase, although the Fund may invest in companies with smaller market capitalizations from time to time. The Fund may invest in sponsored and unsponsored American Depositary Receipts and/or Global Depositary Receipts.

3 RMB Dividend Growth Fund | Summary Prospectus

The Adviser actively manages the Fund through a fundamental, bottom up research approach. The Fund seeks to own a portfolio of companies which offer above average sustainable dividend growth by investing in high quality businesses managed by skilled allocators of capital, with a superior competitive position, improving return on investment, and growing cash flows. This approach seeks to avoids companies that unsustainably grow dividends purely by financial engineering, increasing leverage or simply selling productive assets and distributing proceeds to shareholders. The foundation of the strategy is the belief that stock prices follow earnings and cash flow growth over longer periods of time. The Fund invests in companies that have a history of increasing dividend payments and that the Adviser believes will be able to continue increasing dividend payments in future years. The Adviser believes that companies that increase their dividends have a below average risk profile compared to the overall market. The Fund may have more exposure to certain sectors (e.g. Information Technology) as a result of its investment strategy. The Fund may own a limited number of holdings (approximately 20 to 40 positions), but manages portfolio risk by diversifying across sectors and industries and avoiding companies with significant financial leverage.
The Fund’s holdings in a company are sold or reduced for a variety of reasons, including when the company reaches the target price established by the Adviser, the Adviser’s reason for investing in the company is no longer valid, a higher conviction investment opportunity presents itself or for diversification or portfolio repositioning purposes.
Principal Investment Risks.
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized as follows:
Market Risk.  This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.
Dividend Risk. This is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Limited Holdings Risk. Because the Fund tends to invest a high percentage of its assets in a smaller number of holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few positions.
Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Small-to-Medium Capitalization Risk. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.
Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

RMB Dividend Growth Fund | Summary Prospectus 4

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.
Technology Sector Risk. Information Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information Technology companies in which the Fund may invest, including software and services companies and technology hardware and equipment companies may have limited product lines, markets, financial resources or personnel. The products of Information Technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the Information Technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) / European Depositary Receipts (“EDRs”) Risk. ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.
Foreign Investing Risk. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
Performance.
The Fund is a new series of the Trust and has no performance history. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund’s Class I shares. For periods prior to December 31, 2018, the performance shown is that of the Predecessor Fund. The IronBridge Large Cap Fund commenced operations on March 30, 2012 and was reorganized into the Fund on June 21, 2019. Upon reorganization, the Fund assumed the financial and performance history of the IronBridge Large Cap Fund, which maintained the same fees and expenses as the Fund. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compared with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

5 RMB Dividend Growth Fund | Summary Prospectus

Calendar Year Total Returns
Annual Total Returns for Dividend Growth Fund Class I Shares
for the years ended December 31

During the periods shown above, the highest return for the Fund (including its Predecessor Fund) for a calendar quarter was 8.71% (for the quarter ended December 31, 2013) and the lowest return for a calendar quarter was -11.10% (for the quarter ended December 31, 2018). The Fund’s year-to-date return as of March 31, 2019 was 12.94%.

Average Annual Total Returns(1)
(for the periods ended December 31, 2018)

Fund/Index	One Year	Five Years	Since Inception (March 30, 2012)
Dividend Growth Fund – Class I
Return Before Taxes	-1.25%	7.87%	10.16%
Return After Taxes on Distributions	-5.03%	5.88%	8.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	6.08%	8.02%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	11.10%

(1)	Investor Class shares have not commenced operations, are not available for purchase and do not have any returns

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. After-tax returns are not relevant if you hold your Fund shares through a tax-advantaged arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

RMB Dividend Growth Fund | Summary Prospectus 6

Management.
Investment Adviser. RMB Capital Management, LLC.
Portfolio Managers. The Fund is jointly and primarily managed by Paul Murphy, Senior Vice President of the Adviser, and Todd Griesbach, Senior Vice President of the Adviser. Mr. Murphy has managed the Fund since inception of the Predecessor Fund on March 30, 2012. Mr. Griesbach has managed the Fund, including the Predecessor Fund, since November 2018.
Purchase and Sale of Dividend Growth Fund Shares.
Investors may purchase or redeem Fund shares on any business day by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries. The minimum initial and subsequent investment amounts for the Fund are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Regular Account	Automatic Investment Program, IRA, and minor custodial account	Regular Account	Automatic Investment Program, IRA, and minor custodial account
Class I	$100,000	$2,500	$25,000*	$500
Investor Class**	$2,500	$2,500	$500	$500

*	Shareholders who hold shares issued to them pursuant to the Reorganization are subject to a $1,000 minimum for subsequent investments.

**	Investor Class shares are not available for purchase.

Tax Information.
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. If you hold your Fund shares through a tax-advantaged arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

7 RMB Dividend Growth Fund | Summary Prospectus

Where to Get More Information
Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’
performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.
Statement of Additional Information (SAI)
The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s
Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us
You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at
www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com
Investment Company Act file number: 811-00994